SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) June 12, 2015

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 71-0005900	1-31508	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 64-0205830

0-20371	ENTERGY GULF STATES LOUISIANA, L.L.C. (a Louisiana limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000 74-0662730	0-05807	ENTERGY NEW ORLEANS, INC. (a Louisiana corporation) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3700 72-0273040

1-32718	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000 75-3206126

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Entergy Arkansas, Inc.

On June 12, 2015, by written consent, in lieu of a meeting, the sole holder of all of the issued and outstanding common stock of Entergy Arkansas elected the following individuals as directors of Entergy Arkansas: Hugh T. McDonald, Theodore H. Bunting, Jr., Andrew S. Marsh and Mark T. Savoff.

Entergy Gulf States Louisiana, L.L.C.

On June 12, 2015, by written consent, in lieu of a meeting, the sole holder of all of the issued and outstanding common membership interests of Entergy Gulf States Louisiana elected the following individuals as directors of Entergy Gulf States Louisiana: Phillip R. May, Jr., Theodore H. Bunting, Jr., Andrew S. Marsh and Mark T. Savoff.

Entergy Louisiana, LLC

On June 12, 2015, by written consent, in lieu of a meeting, the sole holder of all of the issued and outstanding common membership interests of Entergy Louisiana elected the following individuals as directors of Entergy Louisiana: Phillip R. May, Jr., Theodore H. Bunting, Jr., Andrew S. Marsh and Mark T. Savoff.

Entergy Mississippi, Inc.

On June 12, 2015, by written consent, in lieu of a meeting, the sole holder of all of the issued and outstanding common stock of Entergy Mississippi elected the following individuals as directors of Entergy Mississippi: Haley R. Fisackerly, Theodore H. Bunting, Jr., Andrew S. Marsh and Mark T. Savoff.

Entergy New Orleans, Inc.

On June 12, 2015, by written consent, in lieu of a meeting, the sole holder of all of the issued and outstanding common stock of Entergy New Orleans elected the following individuals as directors of Entergy New Orleans: Charles L. Rice, Jr., Theodore H. Bunting, Jr., Andrew S. Marsh and Mark T. Savoff.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Arkansas, Inc.
Entergy Gulf States Louisiana, L.L.C.
Entergy Louisiana, LLC
Entergy Mississippi, Inc.
Entergy New Orleans, Inc.

By: /s/Marcus v. Brown
Marcus V. Brown
Executive Vice President and General Counsel

Dated: June 18, 2015